Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,609,295.94
Previously Paid Amount	0
Total Fee Amount	2,846.16
Total Offset Amount	0
Net Fee	$ 2,846.16